Exhibit 99.1

For media:

William Stanhouse, 205-745-2664

william.stanhouse@walterenergy.com

or

Ruth Pachman, 212-521-4891

Kekst and Company

ruth-pachman@kekst.com

For investors:

Mark H. Tubb, 205-745-2627

mark.tubb@walterenergy.com

Walter Energy Reaches Restructuring Agreement with Senior Lenders to be Implemented through Chapter 11 Filing

BIRMINGHAM, AL — July 15, 2015 — Walter Energy, Inc. (OTC PINK:WLTG) (“Walter Energy” or the “Company”) today announced that it has entered into an agreement with certain of its senior lenders on the material terms of a restructuring.  To implement this pre-negotiated restructuring, Walter Energy and its U.S. subsidiaries have filed for relief under chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court for the Northern District of Alabama.  Walter Energy’s non-U.S. operations, including those in Canada and the U.K., are not included in the filings.

“This restructuring plan provides a roadmap for Walter Energy to establish a sustainable capital structure, make further changes to operational cost drivers, and ensure that the Company can continue to operate safely and competitively in the years ahead,” said Walt Scheller, Chief Executive Officer.  “With the support of our key senior lenders, we will use this process to pursue the best possible outcome on behalf of all of our stakeholders, including our employees and our communities.  In the face of ongoing depressed conditions in the market for met coal, we must do what is necessary to adapt to the new reality in our industry.”

Walter Energy has sufficient cash to assure that vendors, suppliers and other business partners will be paid in full for goods and services that they provide during the reorganization process.

The terms of the restructuring contemplate the senior lenders converting all of their debt into equity.  The agreement also establishes a timeline for confirmation of a chapter 11 plan and the fulfillment of certain other conditions and milestones.  If the Company otherwise cannot satisfy the various conditions and milestones or confirm a chapter 11 plan, the Company will pursue a sale of substantially all of its assets through a court-supervised auction process.

The Company has made customary filings, including first day motions, with the U.S. Bankruptcy Court, which, if granted, will help ensure a smooth transition into the reorganization process without business disruption.  The motions are expected to be addressed promptly by the Court.

Additional information on the restructuring can be found at www.walterenergy.com/restructuring or by calling the Company’s toll-free restructuring information line at (866) 967-0679 (or, if calling from outside the U.S. or Canada, at +1 310-751-2679).  Information about the chapter 11 case and the claims process will also be available at www.kccllc.net/walterenergy.

Walter Energy has retained Blackstone Advisory Partners L.P. as its financial advisor and AlixPartners LLP as its restructuring advisor.  It has engaged Paul Weiss Rifkind Wharton & Garrison LLP and Bradley Arant Boult Cummings LLP for legal advice.

About Walter Energy

Walter Energy is a leading metallurgical coal producer for the global steel industry with strategic access to steel producers in Europe, Asia and South America.  The Company also produces thermal coal, anthracite, metallurgical coke and coal bed methane gas, with operations in the United States, Canada and the United Kingdom.  For more information about Walter Energy, please visit www.walterenergy.com.

Safe Harbor Statement

This news release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this release, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this release.  All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions.  All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements.  Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the chapter 11 case, including maintaining strategic control as debtor-in-possession, (ii) the ability of Walter Energy and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the chapter 11 case as well the outcome of all other pending litigation and the outcome of the chapter 11 case in general, (v) the length of time that Walter Energy will operate under chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the chapter 11 case, which may interfere with Walter Energy’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the chapter 11 proceedings on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute Walter Energy’s reorganization; the impact of the NYSE’s suspension of trading and commencement of delisting proceedings on the liquidity and market price of Walter Energy’s common stock and on Walter Energy’s ability to access the public capital markets; the uncertainty that any trading market for Walter Energy’s common stock will exist or develop in the over-the-counter markets; and other risks and uncertainties.  Forward-looking statements made by Walter Energy in this release, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results.  Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statements made in this release may not occur and should not place undue reliance on any forward-looking statements.

Walter Energy cautions that the trading in its securities during the pendency of chapter 11 proceedings is highly speculative and poses substantial risks.  A joint plan of reorganization could result in Walter Energy’s outstanding common stock being diluted or extinguished, and the holders of Walter Energy’s common stock may not receive any distribution or other favorable treatment within the chapter 11 proceedings or pursuant to any confirmed plan of reorganization based on any securities held.  Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this release.